UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2024

CalAmp Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-12182	95-3647070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15635 Alton Parkway Suite 250
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 600-5600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on June 3, 2024, CalAmp Corp. (the “Company” or “CalAmp”) and certain of its subsidiaries filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware for relief under chapter 11 of title 11 of the United States Code (the “Chapter 11 Case”).

On June 3, 2024, the Company was notified that The Nasdaq Stock Market LLC (“Nasdaq”) had determined that, as a result of the Chapter 11 Case and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, it would be delisting the Company. The Company does not intend to appeal this determination.

Trading of the Company’s securities will be suspended at the opening of business on June 12, 2024. Nasdaq will also file a Form 25 Notification of Delisting with the Securities and Exchange Commission (the “SEC”) to remove the Company’s securities from listing and registration on Nasdaq.

The Company cautions that trading in its securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. In particular, the Company believes that its equity holders could experience a complete loss on their investment, depending on the outcome of the Chapter 11 Case.

Forward Looking Statements

This Current Report on Form 8-K, and certain materials CalAmp files with the SEC, as well as information included in oral statements or other written statements made or to be made by CalAmp, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding the Chapter 11 Case and Nasdaq’s determination to delist the Company’s securities. These forward-looking statements are based on current expectations, estimates, assumptions, projections and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond CalAmp’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual outcomes and results to differ materially from such forward-looking statements include, but are not limited to, the bankruptcy process; the Company’s ability to confirm and consummate a plan of reorganization; the Company’s trading price and the effects of the Chapter 11 Case on the liquidity of the Company’s common stock. The Company’s business is subject to a number of risks, which are described more fully in CalAmp’s Annual Report on Form 10-K for the year ended February 28, 2023, as amended, its Quarterly Reports on Form 10-Q, and in its other filings with the SEC. CalAmp undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CalAmp, Corp.

Date:	June 3, 2024	By:	/s/ Jikun Kim
Jikun Kim Senior Vice President and CFO (Principal Financial Officer)